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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-4 of Veritas DGC Inc. (the "Company") of our report dated September 20, 1996 appearing on page 17 of the Company's Annual Report on Form 10-K for the nine months ended July 31, 1996. We also consent to the reference to us under the heading "Experts" in such Prospectus.




/s/ PRICEWATERHOUSECOOPERS
PRICEWATERHOUSECOOPERS
Chartered Accountants

Calgary, Alberta

January 12, 1999